EX-99.2(d)


                    COMMON SHARES                                                  Shares
                    OF BENEFICIAL INTEREST

Number              PAR VALUE $.001
BLH
                    ORGANIZED UNDER THE LAWS
                    OF THE STATE OF DELAWARE

                    The Shares represented by this certificate may not be owned     THIS CERTIFICATE IS TRANSFERABLE
                    or transferred, directly or indirectly, by or to (I) the        IN CANTON MA, JERSEY CITY, NJ
                    United States, or any state or political subdivision            OR IN NEW YORK CITY
                    thereof, any foreign government, any international
                    organization, or any agency or instrumentality of any of the    CUSIP  09248K 10 8
                    foregoing, (II) any organization (other than a farmer's         SEE REVERSE FOR CERTAIN DEFINITIONS
                    cooperative described inss. 521 of the Internal Revenue Code of 1988, as amended (the "Code")) that is exempt from the
                    tax imposed by 28 U.S.C.ss.ss.1-1399 and not subject to the tax imposed by 28 U.S.C.ss.511; or (III) any rural electric or telephone cooperative described inss.1381(A)(2)(C) of the
                    Code.


                  BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST


         THIS CERTIFIES THAT




         IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


BlackRock New York Municipal 2018 Term Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized officers of the Trust.

      DATED:

      COUNTERSIGNED AND REGISTERED:
        EQUISERVE TRUST COMPANY, N.A.

BY          TRANSFER AGENT AND REGISTRAR

                                  /s/ Anne Ackerley  /s/  Ralph L. Schlosstein

             AUTHORIZED SIGNATURE      SECRETARY               PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -   as tenants in common           UNIF GIFT MIN ACT--.........Custodian....................
         TEN ENT  -   as tenants by the entireties                        (Cust)                (Minor)
         JT TEN   -   as joint tenants with right of survivorship and not as                  Act..........
                      tenants in common



     Additional abbreviations may also be used though not in the above list.



For Value Received                         hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


--------------------------------------------------------------------------------

                                          Common Shares of Beneficial Interest
represented by the within Certificate and do hereby irrevocably constitute and appoint

                                          Attorney to transfer the said shares
on the books of the within-named Trust, with full power of substitution in the premises.

Dated
      --------------------


                X
                 --------------------------------------------------------------


                X
                 --------------------------------------------------------------
        NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                  THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  -----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.



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